SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                  Date of earliest event reported: May 20, 2002

                               ATA HOLDINGS CORP.
             (Exact name of registrant as specified by its charter)

Indiana 35-1617970


Item 9. Regulation FD Disclosure

ATA Holdings Corp. (the "Company"), formerly known as Amtran Inc., is furnishing as Exhibit 99 hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated May 20, 2002.

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ATA Holdings Corp. (Registrant)

                                             /s/ Kenneth K.Wolff
                                             Kenneth K. Wolff
                                             Executive Vice President and Chief
                                             Financial Officer


Date: May 20, 2002


Exhibit 99


                                             May 20, 2002


The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting ATA Holdings Corp.'s business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. ATA Holdings Corp. assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Dear Investment Community:

We are pleased to present you with our May 20 ATA Holdings Corp. Investor Update. The operating statistics shown below reflect actual January - April traffic and capacity statistics. Our fuel consumption and expenditures have also been updated to reflect actual statistics, as well as recent hedging activity. As described in the above paragraph, this document contains forward-looking information. While we currently expect to update this information regularly, we are under no obligation to do so and these projections, as always, are subject to change.

                                             Sincerely,
                                             Kenneth K. Wolff
                                             Executive Vice President and Chief
                                             Financial Officer


                                            ATA HOLDINGS CORP. INVESTOR UPDATE
                                                    As of May 20, 2002

                                   Expected Capacity (expressed in Available Seat Miles)
                                                      (in thousands)

Business Unit                     1st Quarter 2002    2nd Quarter    3rd Quarter 2002    4th Quarter     Full Year 2002
                                      (Actual)           2002           (Forecast)          2002           (Forecast)
                                                      (Forecast)                         (Forecast)
-------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Jets                 2,975,917        3,231,931         3,563,529        3,583,892        13,355,269
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              6.8%            10.6%             21.0%            35.5%             18.2%
-------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Commuter                44,603           48,548            64,066           63,297           220,514
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             43.6%            42.3%             74.0%            44.6%             51.3%
-------------------------------------------------------------------------------------------------------------------------
Military                                   493,666          553,775           573,517          681,660         2,302,618
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             -3.4%            -4.2%             16.7%            20.3%              7.2%
-------------------------------------------------------------------------------------------------------------------------
Charter                                    789,801          465,948           287,854          341,601         1,885,204
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              1.4%           -29.6%            -63.9%            -2.3%            -27.2%
-------------------------------------------------------------------------------------------------------------------------
Sub-service                                  2,443                0                 0                0             2,443
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -68.0%               NA                NA               NA            -70.8%
-------------------------------------------------------------------------------------------------------------------------
Total                                    4,306,430        4,300,202         4,488,966        4,670,450        17,766,048
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              4.7%             2.5%              5.1%            29.6%              9.8%
-------------------------------------------------------------------------------------------------------------------------


                                  Expected Traffic (expressed in Revenue Passenger Miles)
                                                      (in thousands)
-------------------------------------------------------------------------------------------------------------------------
Business Unit                     1st Quarter 2002    2nd Quarter    3rd Quarter 2002    4th Quarter     Full Year 2002
                                      (Actual)           2002           (Forecast)          2002           (Forecast)
                                                      (Forecast)                         (Forecast)
-------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Jets                 2,154,743        2,474,246         2,703,916        2,574,336         9,907,241
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              3.2%             6.3%             17.2%            37.1%             15.2%
-------------------------------------------------------------------------------------------------------------------------
Scheduled Service - Commuter                28,612           32,915            38,242           36,980           136,749
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             30.1%            37.3%             71.9%            43.3%             45.5%
-------------------------------------------------------------------------------------------------------------------------
Military                                   214,608          259,336           292,326          304,591         1,070,861
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)             -7.0%             2.9%             14.4%            33.9%             10.9%
-------------------------------------------------------------------------------------------------------------------------
Charter                                    632,878          360,299           217,028          251,079         1,461,284
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              9.8%           -28.5%            -67.9%            -1.4%            -27.3%
-------------------------------------------------------------------------------------------------------------------------
Sub-service                                    833                0                 0                0               833
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)            -82.5%               NA                NA               NA            -84.0%
-------------------------------------------------------------------------------------------------------------------------
Total                                    3,031,674        3,126,796         3,251,512        3,166,986        12,576,968
-------------------------------------------------------------------------------------------------------------------------
                         (yr/yr)              3.8%             0.6%             -0.3%            32.7%              7.7%
-------------------------------------------------------------------------------------------------------------------------




                                                          Fuel Outlook

   ----------------------------------------------------------------------------------------------------------------------------
                                   1st Quarter 2002   2nd Quarter 2002  3rd Quarter 2002   4th Quarter 2002   Full Year 2002
                                       (Actual)          (Forecast)        (Forecast)         (Forecast)        (Forecast)
   ----------------------------------------------------------------------------------------------------------------------------
   Price per Gallon                           $0.766            $0.895             $0.923            $0.962             $0.890
   ----------------------------------------------------------------------------------------------------------------------------
   Gallons Consumed (000)                     60,727            57,665             60,816            61,091            240,299
   ----------------------------------------------------------------------------------------------------------------------------
   % Gallons Hedged                               5%               24%                 9%                0%                 9%
   ----------------------------------------------------------------------------------------------------------------------------
   % Gallons Passed Through                      35%               23%                19%               20%                24%
   ----------------------------------------------------------------------------------------------------------------------------



                                 AMTR Fleet Summary Year-End 2001 to Year-End 2002
-----------------------------------------------------------------------------------------------------------------
Aircraft Type                                                Operating 12/31/01    Change         Operating
                                                                  (Actual)       (Projected)       12/31/02
                                                                                                 (Projected)
-----------------------------------------------------------------------------------------------------------------
Boeing 737-800                                                       14              +16              30
-----------------------------------------------------------------------------------------------------------------
Boeing 757-200                                                       15               +1              16
-----------------------------------------------------------------------------------------------------------------
Boeing 757-300                                                        5               +5              10
-----------------------------------------------------------------------------------------------------------------
Boeing 727-200                                                       10              -10               0
-----------------------------------------------------------------------------------------------------------------
Lockheed L1011                                                       15               -2              13
-----------------------------------------------------------------------------------------------------------------
Total Jets                                                           59              +10              69
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Saabs                                                                11               +6              17
-----------------------------------------------------------------------------------------------------------------



                                  Capital Expenditures and Aircraft Deposit Inflows (Outflows)
                                                          (in millions)
   ----------------------------------------------------------------------------------------------------------------------------
                                          1st Quarter    2nd Quarter 2002  3rd Quarter 2002    4th Quarter     Full Year 2002
                                             2002           (Forecast)        (Forecast)          2002           (Forecast)
                                           (Actual)                                            (Forecast)
   ----------------------------------------------------------------------------------------------------------------------------
   Non-Flight Capital Expenditures                 ($4)              ($6)             ($10)             ($5)             ($25)
   ----------------------------------------------------------------------------------------------------------------------------
   Aircraft Bridge Financing 1                   ($115)             $115                NA               NA                $0
   ----------------------------------------------------------------------------------------------------------------------------
   Aircraft Mx and Parts                          ($26)             ($18)             ($16)            ($15)             ($75)
   ----------------------------------------------------------------------------------------------------------------------------
   Purchase of Aircraft off Lease                   NA               ($7)              ($4)             ($7)             ($18)
   ----------------------------------------------------------------------------------------------------------------------------
            Total Capital Expenditures           ($145)              $84              ($30)            ($27)            ($118)
   ----------------------------------------------------------------------------------------------------------------------------
   ----------------------------------------------------------------------------------------------------------------------------
   Aircraft Pre-Delivery Payments 2                $11                $6                $8              $15               $39
   ------------------------------------ ---------------- ----------------- ----------------- ---------------- -----------------

1.  Reflects purchase of two 757-300's that will be financed with operating leases in Q2
2.  Net of financing
